Financing Arrangements	12 Months Ended
Jun. 30, 2011
Financing Arrangements
8.	Financing Arrangements

The Company has a line of credit totaling $1,500,000 through a multi-currency revolving credit agreement with a group of banks, all of which was available at June 30, 2011. The credit agreement expires in March 2016; however, the Company has the right to request a one-year extension of the expiration date on an annual basis, which request may result in changes to the current terms and conditions of the credit agreement. A portion of the credit agreement supports the Company’s commercial paper note program. The interest on borrowings is based upon the terms of each specific borrowing and is subject to market conditions. The revolving credit agreement requires the payment of an annual facility fee, the amount of which would increase in the event the Company’s credit ratings are lowered.

The Company is currently authorized to sell up to $1,350,000 of short-term commercial paper notes. No commercial paper notes were outstanding at June 30, 2011 or at June 30, 2010.

The Company’s foreign locations in the ordinary course of business enter into financial guarantees through financial institutions which enable customers to be reimbursed in the event of nonperformance by the Company.

The Company’s credit agreements and indentures governing certain debt agreements contain various covenants, the violation of which would limit or preclude the use of the agreement for future borrowings, or might accelerate the maturity of the related outstanding borrowings covered by the indentures. At the Company’s present rating level, the most restrictive covenant provides that the ratio of secured debt to net tangible assets be less than 10 percent. As of June 30, 2011, the Company does not have any secured debt outstanding. The Company is in compliance with all covenants.

Notes payable consists of short-term lines of credit and borrowings from foreign banks. At June 30, 2011, the Company had $97,548 in lines of credit from various foreign banks, all of which was available at June 30, 2011. Most of these agreements are renewed annually. There was no balance of Notes payable at June 30, 2011 and there was a balance of $17,759 at June 30, 2010. The weighted-average interest rate on Notes payable during 2011 and 2010 was 0.6 percent and 0.5 percent, respectively.